Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

16.    Income Taxes

The Company elected to be treated as a REIT under the Internal Revenue Code of 1986, as amended, commencing with its taxable year ended December 31, 1993. To qualify as a REIT, the Company must meet a number of organizational and operational requirements, including a requirement that the Company distribute at least 90% of its taxable income to its shareholders. It is management’s current intention to adhere to these requirements and maintain the Company’s REIT status. As a REIT, the Company generally will not be subject to corporate level federal income tax on taxable income it distributes to its shareholders. As the Company distributed sufficient taxable income for the three years ended December 31, 2011, no U.S. federal income or excise taxes were incurred.

If the Company fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any alternative minimum tax) and may not be able to qualify as a REIT for the four subsequent taxable years. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed taxable income. In addition, at December 31, 2011, the Company has taxable REIT subsidiaries that generate taxable income from non-REIT activities and is subject to federal, state and local income taxes.

In order to maintain its REIT status, the Company must meet certain income tests to ensure that its gross income consists of passive income and not income from the active conduct of a trade or business. The Company utilizes its TRS to the extent certain fee and other miscellaneous non-real estate-related income cannot be earned by the REIT.

At December 31, 2011, 2010 and 2009, the tax cost basis of assets was approximately $8.5 billion, $8.6 billion and $9.0 billion, respectively. For the years ended December 31, 2011 and 2010, the Company recorded a net refund of approximately $0.5 million and $2.1 million, respectively. For the year ended December 31, 2009, the Company paid taxes of approximately $2.8 million. These amounts reflect taxes paid to federal and state authorities for franchise and other taxes.

The following represents the combined activity of the Company’s TRS (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
Book income (loss) before income taxes	$4,738	$(22,843)	$(19,104)

Components of income tax expense (benefit) are as follows:

Current:
Federal	$351	$(1,775)	$(1,614)
State and local	—	—	—

	351	(1,775)	(1,614)

Deferred:
Federal	—	45,311	(5,810)
State and local	—	6,663	(855)

	—	51,974	(6,665)

Total expense (benefit)	$351	$50,199	$(8,279)

At December 31, 2011, the Company had net deferred tax assets of approximately $57.6 million, which included $25.7 million attributed to net operating loss carryforwards that expire in varying amounts between the years 2017 through 2030. Realization of the net deferred tax assets is dependent on the existence of significant positive evidence, such as the Company’s ability to generate sufficient income to utilize the deferred tax assets within the relevant carryforward periods.

Over the past several years, the Company has initiated various tax actions within the TRS that generated income (“Tax Actions”). These Tax Actions were initiated based upon management’s expectations of the REIT’s future liquidity and cash flow strategies. Management regularly assesses established reserves and adjusts these reserves when facts and circumstances indicate that a change in estimate is necessary. Due to the Company’s continued progress in raising capital over the past several years and expected improvements within its core operating results, it discontinued initiating these actions during the second half of 2010 and expects that it is unlikely that these Tax Actions will be used in future periods. In addition, throughout 2010, the Company continued to experience unexpected adverse charges within its TRS. During the fourth quarter of 2010, the TRS recorded an impairment charge of $19.3 million and a $3.0 million lease liability charge related to a development project that the Company no longer planned to pursue, which resulted in a loss within the TRS for the year ended December 31, 2010. As of December 31, 2010, the Company had a three-year cumulative pre-tax book loss, adjusted for permanent differences. This, in conjunction with the historical and continued volatility of the activities within the TRS, is sufficient negative evidence that a future benefit of the deferred tax asset may not exist. As such, management believed that it was more-likely-than-not that the deferred tax assets would not be used in future years, and, accordingly, a full valuation allowance against those deferred tax assets was recorded at December 31, 2010. The valuation allowance balances as of December 31, 2011 and 2010 were $57.6 million and $58.3 million, respectively.

The differences between total income tax expense or benefit and the amount computed by applying the statutory federal income tax rate to income before taxes were as follows (in thousands):

	For the Year Ended December 31,
	2011	2010		2009
Statutory rate of 34% applied to pre-tax income (loss)	$1,611	$(7,767)		$(6,495)
Effect of state and local income taxes, net of federal tax benefit	237	(1,142)		(955)
Valuation allowance (decrease) increase	(715)	58,322		—
Other	(782)	786		(829)

Total expense (benefit)	$351	$50,199		$(8,279)

Effective tax rate	7.40%	(219.76	)%(A)	43.34%

(A)	The 2010 effective tax rate includes the impact from the recording of the valuation allowance in the fourth quarter 2010. Without this impact, the effective tax rate was approximately 37.59%.

Deferred tax assets and liabilities of the Company’s TRS were as follows (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
Deferred tax assets	$58,297	$58,923	$52,671
Deferred tax liabilities	(690)	(601)	(775)
Valuation allowance	(57,607)	(58,322)	—

Net deferred tax asset (A)	$—	$—	$51,896

(A)	The components of the net deferred tax assets are primarily attributable to net operating losses, interest expense, subject to limitations and basis differentials in assets due to purchase price accounting.

Reconciliation of GAAP net loss attributable to DDR to taxable income is as follows (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
GAAP net loss attributable to DDR	$(15,854)	$(209,358)	$(356,593)
Plus: Book depreciation and amortization (A)	222,751	217,035	221,119
Less: Tax depreciation and amortization (A)	(181,935)	(179,377)	(171,684)
Book/tax differences on gains/losses from capital transactions	(116,395)	(103,331)	(131,909)
Joint venture equity in earnings (loss), net (A)	19,190	(28,659)	(4,194)
Dividends from subsidiary REIT investments	954	1,609	2,833
Deferred income	(4,327)	1,937	(2,734)
Compensation expense	(17,614)	1,199	19,122
Impairment charges	128,765	172,127	339,303
Equity derivative instrument valuation	(21,926)	40,157	199,797
Senior Convertible Notes interest expense	14,914	8,204	12,238
Miscellaneous book/tax differences, net	(12,131)	(12,007)	(24,838)

Taxable income (loss) before adjustments	16,392	(90,464)	102,460
Less: Taxable loss carried forward (B)	—	90,464	—

Taxable income subject to the 90% dividend requirement	$16,392	$—	$102,460

(A)	Depreciation expense from majority-owned subsidiaries and affiliates, which are consolidated for financial reporting purposes but not for tax reporting purposes, is included in the reconciliation item “Joint venture equity in earnings (loss), net.”

(B)	The Company has net operating loss carryforwards expiring in 2030 of approximately $90.5 million that can offset future undistributed taxable income.

Reconciliation between cash dividends paid and the dividends paid deduction is as follows (in thousands):

	For the Year Ended December 31,
	2011	2010	2009
Dividends paid (A)	$75,253	$61,204	$102,460
Less: Dividends designated to prior year	(6,967)	(6,967)	(6,967)
Plus: Dividends designated from the following year	6,967	6,967	6,967
Less: Return of capital	(58,861)	(61,204)	—

Dividends paid deduction	$16,392	$—	$102,460

(A)	Dividends paid in 2009 include stock dividends distributed under IRS Revenue Procedure 2009-15.

The dividends declared in the fourth quarter with respect to the Company’s common share dividends for the years ended December 31, 2011, 2010 and 2009, have been allocated and reported to shareholders in the subsequent year. The tax characterization of common share dividends per share as reported to shareholders for the years ended December 31, 2011, 2010, and 2009, are summarized as follows:

2011 Dividends	Date Paid	Gross Ordinary Income	Capital Gain Distributions	Return of Capital	Total Dividends
4th quarter 2010	01/05/11	$—	$—	$0.0200	$0.0200
1st quarter	04/05/11	—	—	0.0400	0.0400
2nd quarter	07/06/11	—	—	0.0400	0.0400
3rd quarter	10/11/11	—	—	0.0600	0.0600
4th quarter	01/06/12	—	—	—	—

		$—	$—	$0.1600	$0.1600

2010 Dividends	Date Paid	Gross Ordinary Income	Capital Gain Distributions	Return of Capital	Total Dividends
4th quarter 2009	01/06/10	$—	$—	$0.0200	$0.0200
1st quarter	04/06/10	—	—	0.0200	0.0200
2nd quarter	07/07/10	—	—	0.0200	0.0200
3rd quarter	10/05/10	—	—	0.0200	0.0200
4th quarter	01/05/11	—	—	—	—

		$—	$—	$0.0800	$0.0800

2009 Dividends	Date Paid	Gross Ordinary Income	Capital Gain Distributions	Return of Capital	Total Dividends
1st quarter	04/21/09	$0.2000	$—	$—	$0.2000
2nd quarter	07/21/09	0.2000	—	—	0.2000
3rd quarter	10/15/09	0.0200	—	—	0.0200
4th quarter	01/06/10	—	—	—	—

		$0.4200	$—	$—	$0.4200